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                              EXHIBIT 10.38
                                                   Lease Agreement No. 2885
Dated: May 31, 1996
                                                           Schedule No. 014

                       COMERICA LEASING CORPORATION

                              LEASE SCHEDULE

1. DESCRIPTION OF LEASE: Lease Agreement dated DECEMBER 21, 1993, by and between COMERICA LEASING CORPORATION (herein "CLC") as Lessor, and THE COLONEL'S, INC. as Lessee (herein called "Lease Agreement").

2. DESCRIPTION OF EQUIPMENT: (Describe equipment fully, including make, kind of unit, serial numbers, and other pertinent information which is herein called "Equipment"):

          Equipment as further described on attached Exhibit "A"

3. LOCATION: The equipment described above shall be located at 951 AIKEN ROAD, OWOSSO, MICHIGAN 49224.

4. TERM; RENTAL: The Term of the Lease Agreement for the Equipment described in this Schedule shall be in accordance with the provisions of the Lease Agreement and shall continue until all rental payments are fully paid. Lessee agrees to pay CLC as rental payments aggregating $3,198,432.72 plus any applicable sales and/or use taxes thereon payment in 84 MONTHLY payments of $38,076.58 each, plus any applicable sales and/or use taxes commencing JUNE 30, 1996, and on the same calendar day of each succeeding like period until fully paid. THE RENTAL PAYMENTS SHALL BE REMITTED TO CLC AT P.O. DRAWER 67-042, DETROIT, MICHIGAN 48267, unless CLC specifies otherwise in writing.

5. INSURANCE: Lessee agrees to maintain adequate property damage insurance in accordance with the terms of the Lease Agreement, but in any event not less than the sum of the payments due, protecting CLC as a loss payee. The minimum amount indicated above shall not be construed to imply such amount will be or is adequate, but rather as a minimum amount.

6. UCC 2A: In accordance with Section 2A of the Michigan Uniform Commercial Code (MCLA Section 440.3101 et seq.) ("UCC") Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by UCC Section 2A-103(i)(y)) covering the Equipment purchased from the "Supplier" (as defined by UCC Section 2A-103(i)(x)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease Schedule of the following: (i) the identity of the supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights lessee may have under the Supply Contract.

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Lessee acknowledges that Lessee has reviewed and approved the Purchase
Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the seller or supplier thereof for lease to Lessee.

                                                     Lessee's Initials: RLS

7. ADDITIONAL CONDITIONS: At the end of the Lease term, Lessee may purchase the equipment for $1.00 provided no event of default shall have occurred and been left unremedied.

The foregoing is hereby approved and agreed to by the undersigned as a Schedule to and a part of the Lease Agreement, the provisions of which are hereby incorporated herein by reference and which shall govern, notwithstanding anything contrary or inconsistent herein.


COMERICA LEASING CORPORATION         THE COLONEL'S, INC.
(Lessor)                             (Lessee)

                                     Address: 620 South Platt Road,
                                              Milan, Michigan 48160

By: /S/ BRIAN M. RIS                 By: /S/ RICHARD SCHOENFELDT
        Brian M. Ris                         Richard Schoenfeldt

Its:    Lease Marketing Officer      Its:    Controller

























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Dated: May 31, 1996
                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"
                         LEASE AGREEMENT NO. 2885
                              SCHEDULE NO. 14

Equipment as fully described below:

  Four (4) Brown R-224-E Rotary Thermoformers, Serial Nos. 13054, 13055, 13056, and 13057, including: training, setup, freight, rigging, and installation, all electrical, air, and water hookups, and all accessories and attachments thereto.

  One (1) Busch Quadruplex Central Vacuum System and all accessories and attachments including;
  Four (4) Busch 25 HP Vacuum Pumps, Model #RC0630
  One (1) 400 Gallon Electrical Control Panel
  One (1) 8" Vacuum Header with Multiple Lines
  One (1) Gardner Denver Refrigerated Air Dryer
  One (1) 5 Micron Prefilter
  One (1) Automatic Drain

  One (1) Conair 10HP Vacuum Pump System and
  One (1) Conair Dust Collector System and all accessories and attachments including attachments for six (6) Thermoformers

  One (1) AEC, Inc. Flexible Hose and Tube Conveyor System, including; One (1) 20 HP TEFC, 6PSI Capacity Motor
  One (1) 4" Flexible Hose and Tube
  One (1) NEMA-12 Control Enclosure System
  One (1) Rotary Valve, Drop-Thru
  Two (2) 30 cubic foot full capacity 16" flanged cones
  Thirty (30) tubes of various size
  One (1) 1/2 HP TEFC Gear Motor; and all accessories and attachments

  One (1) Square-D Central Switch Gear & Electrical Circuit Panels and Breakers, Model #599880C

  Cabinet #1-1   Serial #D226966
  Cabinet #1-2   Serial #D226965
  Cabinet #1-3   Serial #D226963
  Cabinet #1-4   Serial #D71350
  Cabinet #2-1   Serial #D226960
  Cabinet #2-2   Serial #D226961
  Cabinet #2-3   Serial #D226962
  Cabinet #2-4   Serial #D71351
  Cabinet #3-1   Serial #D226968
  Cabinet #3-2   Serial #D226964


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  Cabinet #3-3   Serial #D226825
  Cabinet #3-4   Serial #D226826
  Cabinet #3-5   Serial #D226870
  Cabinet #4-1   Serial #D226827
  Cabinet #4-2   Serial #D226868
  Cabinet #4-3   Serial #D71103
  Cabinet #4-4   Serial #D226869
  Cabinet #4-5   Serial #D226824

  One (1) Load Center - Main Cut Off, Switch #17-05999880A
  Two (2) Transformers, Serial Nos. 17-05998811A, and 44036-325-50; and all accessories and attachments


Agreed and Accepted:

COMERICA LEASING CORPORATION         THE COLONEL'S, INC.
(Lessor)                             (Lessee)


By: /S/ BRIAN M. RIS                 By: /S/ RICHARD SCHOENFELDT
        Brian M. Ris                         Richard Schoenfeldt
Its:    Lease Marketing Officer      Its:    Controller




























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                       COMERICA LEASING CORPORATION


                    DELIVERY AND ACCEPTANCE CERTIFICATE



TO:        COMERICA LEASING CORPORATION


RE: LEASE AGREEMENT NUMBER 2885 DATED AS OF DECEMBER 21, 1993 BETWEEN COMERICA LEASING CORPORATION, LESSOR, AND THE
           UNDERSIGNED LESSEE



The undersigned hereby certifies that all of the goods, chattels and equipment ("Equipment") described in the Schedule Number 014 to that certain lease referenced above have been furnished to the undersigned at the location designated in said Schedule, that delivery and installation of the Equipment have been inspected and accepted by the undersigned as satisfactory as of the date set forth below.

The undersigned understands that Lessor is relying on this certificate in its purchase of the Equipment and, to induce Lessor to purchase the Equipment, the undersigned agrees to settle all claims, set-offs and counterclaims it may have with the vendor or vendors of the Equipment directly with such vendor or vendors and will not set-off any thereof against Lessor; and the undersigned further understands and agrees that the undersigned's obligations to Lessor under the Lease are absolute, that Lessor is neither the manufacturer, distributor nor seller of the Equipment and LESSOR HAS NOT MADE, NOR DOES IT MAKE, ANY REPRESENTATION OR WARRANTY OR AGREEMENT WITH RESPECT TO THE FITNESS, MERCHANTABILITY, CONDITION, QUALITY, DURABILITY OR SUITABILITY OF THE EQUIPMENT IN ANY RESPECT INCLUDING ITS FITNESS FOR THE PURPOSE AND USES OF LESSEE. The undersigned hereby acknowledges that it has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the vendor(s) or supplier(s) thereof for lease to the undersigned.


Dated: May 31, 1996


                                THE COLONEL'S, INC.
                                (Lessee)


                                By: /S/ RICHARD SCHOENFELDT
                                        Richard Schoenfeldt

                                Its:    Controller